Exhibit 10.92

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”), is made as of September 18, 2015 (the “Amendment Effective Date”), by and between Hudson Pacific Properties, Inc., a Maryland corporation (the “REIT”), Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”) and Mark T. Lammas (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

A.	The REIT, the Operating Partnership and the Executive have entered into an Employment Agreement dated June 27, 2014 (the “Agreement”).

B.	The parties hereto wish to amend the Agreement as set forth herein.

AMENDMENT

The parties hereto hereby amend the Agreement as follows, effective as of the Amendment Effective Date.

1.	Section 2(a)(i). Each instance of the phrase “Chief Financial Officer and Treasurer” in Section 2(a)(i) of the Agreement is hereby deleted and replaced in its entirety with the following:

“Chief Operating Officer, Chief Financial Officer and Treasurer”

2.	This First Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of, the Agreement.

3.	Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation
By:	/S/ VICTOR J. COLEMAN
Name:	Victor J. Coleman
Title:	Chief Executive Officer

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:	HUDSON PACIFIC PROPERTIES, INC.
Its:	General Partner

By:	/S/ VICTOR J. COLEMAN
Victor J. Coleman
Chief Executive Officer

“EXECUTIVE”
/S/ MARK T. LAMMAS
Mark T. Lammas

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